NUMBER                       TRANSEASTERN                        SHARES
TP                              HOMES

                       TRANSEASTERN PROPERTIES, INC.          SEE REVERSE FOR
COMMON STOCK            INCORPORATED UNDER THE LAWS         CERTAIN DEFINITIONS
                         OF THE STATE OF FLORIDA             CUSIP 89365R 10 2


THIS CERTIFIES THAT

is the record owner of

       FULLY PAID AND NON-ASSESSABLE SHARES WITH A PAR VALUE OF $.01 EACH
                             OF THE COMMON STOCK OF

                         TRANSEASTERN PROPERTIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

     Dated:


/s/ [illegible]        TRANSEASTERN PROPERTIES, INC.          /s/ [illegible]
    SECRETARY                 CORPORATE SEAL                    PRESIDENT
                                 FLORIDA



COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                          TRANSFER AGENT AND REGISTRAR
BY
                                              AUTHORIZED SIGNATURE


                           AMERICAN BANK NOTE COMPANY

                          TRANSEASTERN PROPERTIES,INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH SUCH CLASS OF STOCK OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT AND REGISTRAR.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ________________ Custodian ______________________
                           (Cust)                        (Minor)
                         under Uniform Gifts to Minors
                         Act__________________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.



  FOR VALUE RECEIVED,_____________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

             PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
             ______________________________________

             ______________________________________


  ____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ______________________________________________________________________SHARES
  OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________________________________ATTORNEY
  TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

  DATED_______________________________________________

                         ______________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.